Davis Real Estate Fund
A series of Davis Series, Inc. Class/Ticker: A (RPFRX), C (DRECX), Y (DREYX)	Over 45 Years of Reliable Investing™
Summary Prospectus	May 1, 2018
Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund's statement of additional information and annual report), at no cost, online at www.davisfunds.com/prospectuses_and_forms/. You can also get this information, at no cost, by calling 1-800-279-0279 or by sending an e-mail request to dvsinvestor.services@dsaco.com. The Fund's prospectus and statement of additional information, each dated May 1, 2018, as amended and supplemented from time to time, are incorporated by reference into (legally made part of) this Summary Prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks total return through a combination of growth and income.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the "How to Choose a Share Class" section of the Fund's prospectus on page 49 and in the "Selecting the Appropriate Class of Shares" section of the Fund's statement of additional information on page 41. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in "Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts" to the prospectus based on information provided by the financial intermediary.
Shareholder Fees (fees paid directly from your investment)	Class A shares	Class C shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	0.50%*	1.00%	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None	None
*	Only applies if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares	Class C shares	Class Y shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.18%	1.00%	0.00%
Other Expenses	0.24%	0.26%	0.18%
Total Annual Operating Expenses	0.97%	1.81%	0.73%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you redeem your shares in:				If you did not redeem your shares in:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$569	$769	$986	$1,608	$569	$769	$986	$1,608
Class C shares	284	569	980	2,127	184	569	980	2,127
Class Y shares	75	233	406	906	75	233	406	906

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
Davis Selected Advisers, L.P. ("Davis Advisors" or the "Adviser"), the Fund's investment adviser, uses the Davis Investment Discipline to invest at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks of domestic companies and may invest in foreign companies (including indirect holdings of a foreign issuer's common stock through depositary receipts).
A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders and companies with substantial real estate holdings, such as paper, lumber, hotel and entertainment companies. Most of Davis Real Estate Fund's real estate securities are, and will likely continue to be, interests in publicly traded REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.
Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies' equity securities. Davis Advisors seeks companies whose equity securities can be purchased at a discount from Davis Advisors' estimate of the company's intrinsic value based upon fundamental analysis of cash flows, assets and liabilities, and other criteria that Davis Advisors deems to be material on a company-by-company basis. Davis Advisors' goal is to invest in companies for the long term (ideally, five years or longer, although this goal may not be met). Davis Advisors considers selling a company's equity securities if the securities' market price exceeds Davis Advisors' estimates of intrinsic value, if the ratio of the risks and rewards of continuing to own the company's equity securities is no longer attractive, to raise cash to purchase a more attractive investment opportunity, to satisfy net redemptions or for other purposes.
Principal Risks of Investing in Davis Real Estate Fund
You may lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The principal risks of investing in the Fund are:
Common Stock Risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer's other securities, including preferred, convertible and debt securities.
Fees and Expenses Risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return that a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low-return environment, or a bear market, increases the risk that a shareholder may lose money.
Headline Risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover or may become worthless.
Large-Capitalization Companies Risk. Companies with $10 billion or more in market capitalization are considered by the Adviser to be large-capitalization companies. Large-capitalization companies generally experience slower rates of growth in earnings per share than do mid- and small-capitalization companies.
Manager Risk. Poor security selection or focus on securities in a particular sector, category or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. Even if the Adviser implements the intended investment strategies, the implementation of the strategies may be unsuccessful in achieving the Fund's investment objective.
Mid- and Small-Capitalization Companies Risk. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.
Real Estate Risk. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including declines in property values, increases in property taxes, operating expenses, interest rates or competition, overbuilding, changes in zoning laws, or losses from casualty or condemnation.
Stock Market Risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.
Variable Current Income Risk. The income that the Fund pays to investors is not stable.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Performance Results
The bar chart below provides some indication of the risks of investing in Davis Real Estate Fund by showing how the Fund's investment results have varied from year to year. The following table shows how the Fund's average annual total returns, for the periods indicated, compare with those of the S&P 500® Index, a broad-based securities market index, and of the Wilshire U.S. Real Estate Securities Index. The Wilshire U.S. Real Estate Securities Index is a measure of the performance of publicly traded real estate securities. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund's results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.
After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Calendar Year Total Returns for Class A Shares (Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown.)

Highest/Lowest quarterly results during the time period were:
Highest 32.10% (quarter ended June 30, 2009)
Lowest (42.31)% (quarter ended December 31, 2008)
Total return for the three months ended March 31, 2018 (non-annualized) was (6.02)%.

Average Annual Total Returns (For the periods ended December 31, 2017, with maximum sales charge)	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	3.16%	7.64%	4.51%
Class A shares return after taxes on distributions	1.61%	6.82%	3.83%
Class A shares return after taxes on distributions and sale of Fund shares	2.72%	5.71%	3.28%
Class C shares return before taxes	6.40%	7.75%	4.15%
Class Y shares return before taxes	8.57%	8.93%	5.31%
S&P 500® Index reflects no deduction for fees, expenses or taxes	21.83%	15.79%	8.50%
Wilshire U.S. Real Estate Securities Index reflects no deductions for fees, expenses or taxes	4.84%	9.70%	7.36%

Davis Real Estate Fund Yield for Class A Shares (For the period ended December 31, 2017)
30-Day SEC Yield:	0.63%
You can obtain the Fund's most recent 30-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund's investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly-owned subsidiary of the Adviser, serves as the Fund's sub-adviser.
Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Andrew Davis	Since January 1994	President, Davis Selected Advisers, L.P.
Chandler Spears	Since August 2002	Vice President, Davis Selected Advisers–NY, Inc.

Purchase and Sale of Fund Shares
You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds' website (www.davisfunds.com). Certain financial intermediaries may impose different restrictions than those shown below.
	Class A and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000
Minimum Additional Investment	25	25

Tax Information
If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains by federal, state and local authorities.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Davis Real Estate Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
Investment Company Act File No. 811-2679